UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  June 30, 2015

Updated August 1, 2011

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2015

Monetta Mutual Funds No-Load Monetta Trust: ■ Monetta Fund ■ Monetta Young Investor Fund ■ Varsity/Monetta Intermediate Bond Fund

1-800-MONETTA	www.monetta.com

This Page Is Intentionally Left Blank

Dear Fellow Shareholders:	August 18, 2015

I am pleased to enclose your Fund’s semi-annual report for the period ended June 30, 2015. Following a soft first quarter, economic growth appears to have picked up in the second quarter, but at a very subdued pace. In this environment the Federal Reserve (the “Fed”) maintained its low interest rate policy and made it clear it plans to move “slowly” toward a hike in interest rates later this year. As a result, the stock market as measured by the S&P 500 Index, posted a moderate gain of 1.23%, since the 2014 year end, and traded within one of its narrowest trading ranges in history. Since year end, the best performing sectors included the financials, healthcare and consumer cyclicals while real estate, utilities and industrials were lagging sectors.

The fixed income markets were generally flat for the first half of 2015. The Barclay’s Capital Intermediate Government/Credit Bond Index was up 0.82% since the 2014 year end, as investors continue to be apprehensive about the potential timing and magnitude of future Fed rate hikes.

The Greece debt crisis was the primary reason for the markets short-term volatility. Greece has defaulted on its debt payments to the International Monetary Fund and thus far has been unwilling to adopt reforms that would encourage creditors to extend maturities or provide needed capital to support its banking system. The situation remains in flux and will likely generate excess volatility until resolved.

Second Half Outlook

The U.S. economy appears to be on solid footing at mid-year while the European and Japan economies still face many challenges. We believe that 2015 remains on track to be another good year for U.S. equities. The positives include continued economic growth with low inflation, a pickup in consumer spending and solid earnings growth prospects from low commodity prices and debt financing cost. However, potential bumps in the road include the surge in the U.S. dollar which could impact corporate profitability and the looming start of the Fed’s interest rate hike.

While U.S. equities may not be table-pounding cheap, we believe they offer better value than other financial assets such as cash, bonds and commodities. The lower interest rate environment since the beginning of 2000 has altered traditional valuations for stocks. Although the trailing price-to-earnings ratio (PE) of the S&P 500 Index is currently at 17.6X, which is higher than the long-term average of 15.1X it is far from the bubble-type high PE of 44X and 26X in 2000 and 2007 respectively. Another interesting fact, is that going back to 1971 there have been 9 periods of Fed tightening. On average, equity returns 1 and 2 years after the initial interest rate hike appreciated 3.7% and 10.6% respectively.

Following is detailed information summarizing each Fund’s performance, major security holdings and investment outlook.

We thank you for being a valued shareholder and providing us with the opportunities to help achieve your long-term investment goals.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter to Shareholder	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Varsity/Monetta Intermediate Bond Fund	8

Disclosure of Fund Expenses	9

Schedules of Investments
Monetta Fund	10
Monetta Young Investor Fund	13
Varsity/Monetta Intermediate Bond Fund	15

Financial Statements
Statements of Assets & Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25

Notice to Shareholders	30

Principal Risks: Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Fund that invests in underlying ETFs that track the S&P 500 Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Please refer to the prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market

Basis Point: A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Price-Earnings Ratio - P/E Ratio: A valuation ratio of a company's current share price compared to its per-share earnings. Calculated as: Market Value per Share / Earnings per Share (EPS).

Duration: A commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Barclays Capital Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

This report must be preceded or accompanied by a Prospectus. Please refer to the Prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Monetta Fund (Unaudited)		Period ended June 30, 2015
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$98.0 billion	$55.69 million

PERFORMANCE AS OF 6/30/2015:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	8.80%	17.40%	13.66%	7.51%
S&P 500 Index	7.42%	17.31%	17.34%	7.89%
Total Annual Operating Expenses *	1.45%

* Source Prospectus dated April 30, 2015. For the Fund's current Expense Ratio, please refer to page 21 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings(a) :
Financial	18.7%
Technology	14.9%
Retail	14.2%
Healthcare	13.9%
Consumer Cyclical	9.2%
Energy	8.5%
Capital Equipment	7.5%
Basic Material	4.0%
Exchange Traded Funds	2.2%
Consumer Staple	1.0%
Transportation	0.9%
Other(b)	5.0%

(a) Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.

(b) Includes cash and cash equivalents.

Top 5 Equity Holdings:

% of Net Assets
Walt Disney Co.	6.1%
Apple, Inc.	3.4%
CVS Health Corp.	2.8%
Wells Fargo & Co.	2.5%
MasterCard, Inc. - CL A	2.4%
Total Top 5 Equity Holdings	17.2%

Commentary

The Monetta Fund appreciated 4.30% for the six-month period ended June 30, 2015. This compares favorably to the return of its benchmark index, the S&P 500 Index, which rose 1.23%.

Top sector contributors adding to the return included healthcare and consumer discretionary area, while energy and financial sectors were negative contributors. Top portfolio contributors included Walt Disney Co., Palo Alto Networks, Inc., and Cigna Corp., representing 6.15%, 1.88%, and 1.45% of the June 30, 2015 net assets portfolio. Detracting from performance were Alibaba Group Holding Ltd. and National Oilwell-Varco, Inc., which were no longer in the Fund’s portfolio as of June 30, 2015, and Bank of America Corp., which represented 1.07% of the Fund’s June 30, 2015 net assets.

During the first half of 2015 we significantly increased the number of individual holdings from 41 to 75. The more diversified portfolio helped reduce performance volatility relative to the market and minimize any negative effect a single holding could have on Fund performance. New purchases since year end included; Aetna, Inc., Cigna Corp., and Tesoro Corp., representing 1.37%, 1.45%, and 1.14% respectively of the June 30, 2015 net assets portfolio. These companies demonstrated strong/improving fundamentals, higher earnings guidance and improved relative price movement to the market.

Market Outlook

We continue to believe that stocks will trend higher over the next several months. Many security valuations appear fairly valued, reflecting an accommodating Federal Reserve policy and a slow growth economic environment. Assuming no increase in earnings multiples, future price appreciation will be primarily earnings driven. Market volatility due to the Greek debt crisis should be resolved shortly with most investors believing that any financial contagion will be minimal.

Within the equity market, sectors we favor include financials, healthcare and consumer discretionary areas. We continue to emphasize those companies that can meet or exceed earnings expectations, have strong balance sheets and improving earnings guidance. We continue to be focused on large-capitalization growth stocks that demonstrate improving price performance relative to its sector and overall market.

Monetta Young Investor Fund (Unaudited)		Period ended June 30, 2015
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$164.7 billion	$127.48 million

PERFORMANCE AS OF 6/30/2015:
	Average Annual Total Return
				Since Inception
	1 Year	3 Year	5 Year	12/12/2006
Monetta Young Investor Fund	7.07%	16.13%	17.31%	11.11%
S&P 500 Index	7.42%	17.31%	17.34%	6.81%
Total Annual Operating Expenses *	1.23%

* Source Prospectus dated April 30, 2015. Expense Ratio of 1.23% includes Acquired Fund Fees and Expenses of 0.04%. For the Fund's current Expense Ratio, please refer to page 22 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings(a) :
Exchange Traded Funds	52.1%
Financial	10.6%
Technology	8.3%
Healthcare	7.7%
Consumer Cyclical	6.5%
Retail	6.2%
Energy	3.6%
Capital Equipment	1.6%
Other(b)	3.4%

(a) Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.

(b) Includes cash and cash equivalents.

Top 5 Equity Holdings:

% of Net Assets
Walt Disney Co.	4.5%
Apple, Inc.	4.4%
Anthem, Inc.	2.1%
MasterCard, Inc.- CL A	1.8%
Home Depot, Inc.	1.7%
Total Top 5 Equity Holdings:	14.5%

Commentary

The Monetta Young Investor Fund appreciated 2.13% during the first half of 2015. This compares favorably to the 1.23% return of its benchmark index, the S&P 500 Index.

Approximately half the Fund tracked the return of the S&P 500 through its passive, Exchange Traded Fund investments. Contribution to overall fund performance was primarily in the consumer discretionary area and healthcare sector with the industrial area having the largest negative attribution to returns.

Top individual security contributors included Walt Disney Co., Aetna, Inc., and Anthem, Inc., representing 4.48%, 1.50%, and 2.06% of the June 30, 2015 net assets. Negative contributors included Delta Air Lines, Inc. and Southwest Airlines Co., both which were sold since year end. We gradually added to the Fund’s financial sector with the purchase of Goldman Sachs Group, Inc., Wells Fargo & Co., and Bank of New York Mellon Corp. representing 0.98%, 1.10%, and 0.99% of the June 30, 2015 net assets.

The overall passive/active mix was effective in minimizing overall fund volatility relative to the market while providing a competitive return.

Market Outlook

As we enter the second half of the year several factors suggest that stocks can build on year-to-date performance.

First, low inflation should keep interest rates low as stocks benefit from better economic data and an accommodating Federal Reserve Monetary Policy.

Secondly, lower oil prices and U.S. dollar strength have temporarily lowered corporate earnings outlook. As these factors abate this could lead to stronger earnings headwinds over the next few quarters.

Finally, as investors overcome the Federal Reserve interest rate anxiety, stock prices could move higher as investors discount the rate hike impact.

We believe that the slow growth economy coupled with an accommodating Federal Reserve Monetary Policy could extend this seven year bull market for a few more years. Stocks continue to be an attractive alternative to bond and short-term money market fund investments.

Varsity/Monetta Intermediate Bond Fund (Unaudited)			Period ended June 30, 2015
Investment Objective:	30-Day SEC Yield:	Average Maturity:	Total Net Assets:
Income	0.90%	3.8 Years	$10.91 million

PERFORMANCE AS OF 6/30/2015:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Varsity/Monetta Intermediate Bond Fund	-1.01%	1.57%	2.74%	3.81%
Barclays Capital Intermediate Government/Credit Bond Index	1.68%	1.60%	2.79%	4.02%
Total Annual Operating Expenses *	1.91%

* Source Prospectus dated April 30, 2015. Expense Ratio of 1.91% includes Acquired Fund Fees and Expenses of 0.02%. For the Fund's current Expense Ratio, please refer to page 23 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Varsity/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Government/Credit Bond Index.

Portfolio Composition:

Maturity Profile:

% of Total Investments
Less than 1 Year	12.2%
1-3 Years	18.8%
3-6 Years	47.2%
6-10 Years	21.8%
Total	100.0%

Commentary

The Varsity/Monetta Intermediate Bond Fund posted a moderate return of 0.12% for the six-month period ended June 30, 2015. This lagged its benchmark index, the Barclays Intermediate Government/Credit Bond Index return of 0.82%. The Fund’s variance to its benchmark was primarily due to the Fund’s overall defensive position in terms of maturity and emphasis on investment grade bonds which were a lagging sector since year end.

Top fund contributors were Genworth Financial, 7.200% due 2-15-21 and Jefferies Group, LLC., 5.125% due 4-13-18 representing 2.41% and 1.95% of the June 30, 2015 net assets. Detracting from performance was the Anheuser-Busch Inbev N.V., 3.625% which matured 4-15-15 and First Data Corp., 12.625% due 1-15-21, representing 3.18% of the June 30, 2015 net assets.

The Fund continues to be overweighted in the financial sector and moderately added to the Fund’s duration with the purchase of Boeing Co, 7.950% due 8-15-24 and Gilead Sciences, Inc., 3.700% due 4-1-24 representing 2.65% and 0.94% respectively of the June 30, 2015 net assets.

Market Outlook

The low rate environment and upcoming Federal Reserve hike decision are likely to dominate the fixed income markets, favoring a defensive investment posture. We expect a “modest” rise in bond yields over the course of 2015, based on a persistent low level of inflation and moderate economic growth in the 2.5% to 3.0% range.

We believe a market-friendly Federal Reserve is largely factored into current valuation levels. Therefore, our primary investment focus is on higher yielding investments in the intermediate-term bond sectors that provide an attractive blend of diversification and yields that can help minimize significant interest rate risk.

Disclosure of Fund Expenses (Unaudited)	Period Ended June 30, 2015

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2015 - June 30, 2015.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			EXPENSES
	BEGINNING	ENDING	PAID
	ACCOUNT	ACCOUNT	DURING	ANNUALIZED
	VALUE	VALUE	PERIOD(a)	EXPENSE
	1/1/15	6/30/15	1/1/15-6/30/15	RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,043.00	$7.14	1.41%
Monetta Young Investor Fund	1,000.00	1,021.30	5.91	1.18%
Varsity/Monetta Intermediate
Bond Fund	1,000.00	1,001.20	8.88	1.79%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,017.80	$7.05	1.41%
Monetta Young Investor Fund	1,000.00	1,018.94	5.91	1.18%
Varsity/Monetta Intermediate
Bond Fund	1,000.00	1,015.92	8.95	1.79%

(a) Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 (to reflect the one-half year period).

Schedule of Investments (Unaudited)	June 30, 2015
Monetta Fund

COMMON STOCKS - 92.8%
NUMBER OF SHARES		VALUE
Basic Material - 4.0%
Chemical-2.1%
	CF Industries Holdings, Inc.	$642,800
10,000	Dow Chemical Co.	511,700
		1,154,500
Chemical-Specialty-1.9%
6,000	Eastman Chemical Co.	490,920
5,000	PPG Industries, Inc.	573,600
		1,064,520
Capital Equipment - 7.5%

Aerospace & Defense-3.8%
3,600	Boeing Co.	499,392
3,000	General Dynamics Corp.	425,070
3,400	Northrop Grumman Corp.	539,342
14,000	Textron, Inc.	624,820
		2,088,624
Diversified Operation-1.9%
4,000	Berkshire Hathaway,
	Inc. - CL B *	544,440
4,500	United Technologies Corp.	499,185
		1,043,625
Engineering & Construction-0.9%
18,000	Quanta Services, Inc. *	518,760

Machinery-Miscellaneous-0.9%
7,500	Ingersoll-Rand, PLC	505,650
Consumer Cyclical - 9.2%

Auto & Truck Parts-2.0%
6,000	Delphi Automotive, PLC	510,540
20,000	Goodyear Tire & Rubber Co.	603,000
		1,113,540
Housing Related-1.1%
22,000	Masco Corp.	586,740

Media-Radio/TV-6.1%
30,000	Walt Disney Co.	3,424,200

Consumer Staple - 1.0%
Food-1.0%
14,000	Mondelez International, Inc.	575,960

NUMBER OF SHARES		VALUE
Energy - 8.5%
Oil & Gas - Equipment & Services-1.9%
8,500	Baker Hughes, Inc.	$524,450
10,000	Cameron International
	Corp. *	523,700
		1,048,150

Oil & Gas-Exploration & Production-3.4%
12,000	Devon Energy Corp.	713,880
8,000	EOG Resources, Inc.	700,400
13,000	Newfield Exploration Co. *	469,560
		1,883,840

Oil & Gas-Refining/Marketing-3.2%
10,000	Marathon Petroleum Corp.	523,100
7,500	Tesoro Corp.	633,075
10,000	Valero Energy Corp.	626,000
		1,782,175
Financial - 18.7%

Bank-Money Center-8.4%
35,000	Bank of America Corp.	595,700
12,000	Bank of New York Mellon
	Corp.	503,640
3,000	Goldman Sachs Group, Inc.	626,370
15,000	JPMorgan Chase & Co.	1,016,400
14,000	Morgan Stanley	543,060
25,000	Wells Fargo & Co.	1,406,000
		4,691,170
Finance-Miscellaneous-3.4%
6,000	CME Group, Inc.	558,360
14,000	MasterCard, Inc. - CL A	1,308,720
		1,867,080
Insurance-Life-2.0%
10,000	MetLife, Inc.	559,900
6,000	Prudential Financial, Inc.	525,120
		1,085,020
Insurance-Property & Casualty-3.9%
5,500	Chubb Corp.	523,270
3,200	Everest Re Group Ltd.	582,432
20,000	Progressive Corp.	556,600
5,500	Travelers Companies, Inc.
		2,193,932
Real Estate-1.0%
15,000	CBRE Group, Inc. - CL A *	555,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2015

Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE
Healthcare - 13.9%
Healthcare-Biomedical/Genetic-0.8%
7,500	PAREXEL International Corp. *	$482,325

Healthcare-Drug/Diversified-2.1%
5,000	Mallinckrodt, PLC *	588,600
17,000	Pfizer, Inc.	570,010
		1,158,610

Healthcare-Medical Supply-1.0%
6,500	Cardinal Health, Inc.	543,725

Healthcare-Patient Care-6.9%
6,000	Aetna, Inc.	764,760
6,000	Anthem, Inc.	984,840
5,000	Cigna Corp.	810,000
7,500	Express Scripts Holding Co. *	667,050
5,000	Laboratory Corporation of
	America Holdings *	606,100
		3,832,750

Healthcare-Product-3.1%
4,500	Edwards Lifesciences Corp. *	640,935
8,000	Medtronic, PLC	592,800
4,500	Zimmer Holdings, Inc.	491,535
		1,725,270

Retail - 14.2%
Retail-Drug Store-2.8%
15,000	CVS Health Corp.	1,573,200

Retail-Food Chain-1.1%
8,000	Kroger Co.	580,080

Retail-Major Chain-2.0%
4,000	Costco Wholesale Corp.	540,240
7,000	Target Corp.	571,410
		1,111,650
Retail-Restaurant-2.4%
10,000	Darden Restaurants, Inc.	710,800
12,000	Starbucks Corp.	643,380
		1,354,180

NUMBER OF SHARES		VALUE
Retail - 14.2% (Cont’d)
Retail-Specialty-5.9%
2000	Amazon.com, Inc. *	$868,180
900	AutoZone, Inc. *	600,210
5,000	Home Depot, Inc.	555,650
3,000	Lithia Motors, Inc. - CL A	339,480
6,000	Ulta Salon Cosmetics &
	Fragrance, Inc. *	926,700
		3,290,220
Technology - 14.9%

Computer Data Storage-3.4%
15,000	Apple, Inc.	1,881,375

Computer-Service-1.1%
9,800	Cognizant Technology
	Solutions Corp. - CL A *	598,682

Computer-Software-4.5%
6,000	Check Point Software
	Technologies Ltd. *	477,300
18,000	Cisco Systems, Inc.	494,280
20,000	Juniper Networks, Inc.	519,400
6,000	Palo Alto Networks, Inc. *	1,048,200
		2,539,180
Electronic Instrumentation-1.0%
6,500	Danaher Corp.	556,335

Electronic-Semiconductor-1.7%
4,500	NXP Semiconductors NV *	441,900
5,000	Skyworks Solutions, Inc.	520,500
		962,400
Internet-2.0%
13,000	Facebook, Inc. - CL A *	1,114,945

Office-Equipment-1.2%
11,000	Avery Dennison Corp.	670,340

Transportation - 0.9%
Airline-0.9%
3,000	FedEx Corp.	511,200

Total Common Stocks
(Cost $43,722,347)		51,668,953

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2015

Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 2.2%
25,000	ProShares UltraShort
	20+ Year Treasury *	$1,244,750

Total Exchange Traded Funds
(Cost $1,217,099)		1,244,750

MONEY MARKET FUNDS - 5.2%

2,893,030	STIT - Liquid Assets Portfolio,
	Institutional Class,
	0.105%^	2,893,030

Total Money Market Funds
(Cost $2,893,030)		2,893,030

Total Investments
(Cost $47,832,476) (a) - 100.2%		55,806,733

Liabilities in Excess of
Other Assets - (0.2)%		(115,279)

TOTAL NET ASSETS - 100.0%		$55,691,454

(a) Cost for book purposes is approximately $47,832,476. The approximate aggregate gross unrealized appreciation is $8,611,508, and the approximate aggregate gross unrealized depreciation is $637,251, resulting in net unrealized appreciation of $7,974,257. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at June 30, 2015.

Industry classification provided by William O'Neil & Co.,Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2015

Monetta Young Investor Fund

COMMON STOCKS - 44.5%
NUMBER OF SHARES		VALUE
Capital Equipment - 1.6%
Aerospace & Defense-0.6%
5,000	Northrop Grumman Corp.	$793,150

Diversified Operation-1.0%
9,000	Berkshire Hathaway,
	Inc. - CL B *	1,224,990
Consumer Cyclical - 6.5%

Apparel Manufacturing-0.8%
10,000	NIKE, Inc. - CL B	1,080,200

Auto & Truck Parts-0.7%
10,000	Delphi Automotive, PLC	850,900

Consumer-Miscellaneous-0.5%
5,500	Harman International
	Industries, Inc.	654,170

Media-Radio/TV-4.5%
50,000	Walt Disney Co.	5,707,000

Energy - 3.6%

Oil & Gas-Exploration & Production-2.5%
30,000	Devon Energy Corp.	1,784,700
15,000	EOG Resources, Inc.	1,313,250
		3,097,950

Oil & Gas-Refining/Marketing-1.1%
17,000	Tesoro Corp.	1,434,970

Financial - 10.6%

Bank-Money Center-6.2%
60,000	Bank of America Corp.	1,021,200
30,000	Bank of New York Mellon
	Corp.	1,259,100
6,000	Goldman Sachs Group, Inc.	1,252,740
25,000	JPMorgan Chase & Co.	1,694,000
34,000	Morgan Stanley	1,318,860
25,000	Wells Fargo & Co.	1,406,000
		7,951,900

NUMBER OF SHARES		VALUE
Financial - 10.6% (Cont’d)
Finance-Miscellaneous-2.5%
9,000	CME Group, Inc.	$837,540
25,000	MasterCard, Inc. - CL A	2,337,000
		3,174,540

Insurance-Property & Casualty-1.9%
38,000	Progressive Corp.	1,057,540
14,000	Travelers Companies, Inc.	1,353,240
		2,410,780
Healthcare - 7.7%

Healthcare-Patient Care-7.1%
15,000	Aetna, Inc.	1,911,900
16,000	Anthem, Inc.	2,626,240
6,500	Cigna Corp.	1,053,000
12,000	Laboratory Corporation of
	America Holdings *	1,454,640
17,000	UnitedHealth Group, Inc.	2,074,000
		9,119,780

Healthcare-Product-0.6%
10,000	Medtronic, PLC	741,000

Retail - 6.2%
Retail-Drug Store-1.6%
20,000	CVS Health Corp.	2,097,600

Retail-Food Chain-0.9%
15,000	Kroger Co.	1,087,650

Retail-Specialty-3.7%
4,500	Amazon.com, Inc. *	1,953,405
10,000	eBay, Inc. *	602,400
20,000	Home Depot, Inc.	2,222,600
		4,778,405

Technology - 8.3%

Computer Data Storage-4.4%
45,000	Apple, Inc.	5,644,125

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2015

Monetta Young Investor Fund (Cont’d)

NUMBER OF SHARES		VALUE
Technology - 8.3% (Cont’d)
Computer-Software-1.8%
50,000	Juniper Networks, Inc.	$1,298,500
6,000	Palo Alto Networks, Inc. *	1,048,200
		2,346,700
Internet-1.4%
20,000	Facebook, Inc. - CL A *	1,715,300

Telecommunication Service-0.7%
15,000	Comcast Corp. - CL A	902,100

Total Common Stocks
(Cost $45,349,788)		56,813,210

EXCHANGE TRADED FUNDS - 52.1%

70,000	iShares Core S&P 500	14,505,400
40,000	ProShares UltraShort
	20+ Year Treasury *	1,991,600
142,000	Schwab Strategic Trust
	Large-Cap	7,002,020
70,000	SPDR S&P 500 Trust	14,409,500
69,000	Vanguard Growth	7,386,450
76,000	Vanguard Large-Cap	7,206,320
37,000	Vanguard S&P 500	6,987,080
83,000	Vanguard Value	6,918,880

Total Exchange Traded Funds
(Cost $51,818,205)		66,407,250

	NUMBER OF SHARES	VALUE
MONEY MARKET FUNDS - 0.7%
864,224	STIT - Liquid Assets Portfolio,
	Institutional Class,
	0.105%^	$864,224

	Total Money Market Funds
	(Cost $864,224)

	Total Investments
	(Cost $98,032,217) (a) - 97.3%	124,084,684

	Other Net Assets
	Less Liabilities - 2.7%	3,397,826

	TOTAL NET ASSETS - 100.0%	$127,482,510

(a) Cost for book purposes is approximately $98,032,217. The approximate aggregate gross unrealized appreciation is $26,692,993, and the approximate aggregate gross unrealized depreciation is $640,526, resulting in net unrealized appreciation of $26,052,467. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at June 30, 2015.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2015

Varsity/Monetta Intermediate Bond Fund

CORPORATE BONDS - 88.5%
PRINCIPAL AMOUNT		MATURITY DATE	VALUE

Capital Equipment - 16.3%
Aerospace & Defense-2.7%
$ 212,000	Boeing Co. - 7.950%	08/15/2024	$ 289,068

Diversified Operation-5.6%
250,000	E.I. Du Pont De Nemours - 5.750%	03/15/2019	283,584
300,000	United Technologies Corp. - 5.375%	12/15/2017	329,624
			613,208
Machinery-Construction & Mining-1.0%
100,000	Joy Global, Inc. - 5.125%	10/15/2021	109,751

Machinery-Transportation Equipment & Parts-1.8%
100,000	Cummins, Inc. - 3.650%	10/01/2023	103,746
100,000	Navistar International Corp. - 8.250%	11/01/2021	95,500
			199,246
Pollution Control-5.2%
315,000	Republic Services, Inc. - 5.000%	03/01/2020	346,967
200,000	Waste Management, Inc. - 4.600%	03/01/2021	220,468
			567,435
Consumer Cyclical - 3.8%

Leisure Service-3.8%
286,000	AMC Entertainment, Inc. - 9.750%	12/01/2020	311,025
100,000	Wynn Las Vegas, LLC - 7.750%	08/15/2020	105,125
			416,150
Consumer Staple - 11.5%

Beverage-Alcoholic-1.9%
200,000	Diageo Finance BV - 5.300%	10/28/2015	202,931

Cosmetic & Personal Care-0.9%
100,000	Procter & Gamble Co. - 4.850%	12/15/2015	101,991

Food-3.2%
217,000	ConAgra Foods, Inc. - 7.000%	04/15/2019	248,047
100,000	General Mills, Inc. - 3.650%	02/15/2024	102,565
			350,612
Tobacco-5.5%
200,000	Altria Group, Inc. - 4.750%	05/05/2021	217,008
330,000	R.J. Reynolds Tobacco Co. - 6.875%	05/01/2020	384,442
			601,450

Energy - 1.1%

Oil & Gas-Equipment & Services-1.1%
100,000	Kinder Morgan Energy Partners - 9.000%	02/01/2019	120,228

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2015

Varsity/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Financial - 37.9%
Bank-Money Center-3.2%
$ 100,000	Goldman Sachs Group, Inc. - 3.625%	01/22/2023	$ 99,467
250,000	Morgan Stanley - 4.100%	05/22/2023	250,886
			350,353
Brokerage & Investment Management-2.0%
200,000	Jefferies Group, LLC - 5.125%	04/13/2018	212,652

Finance-Miscellaneous-10.2%
400,000	American Express Co. - 7.000%	03/19/2018	453,925
300,000	First Data Corp. - 12.625%	01/15/2021	347,250
300,000	Western Union Co. - 5.930%	10/01/2016	315,071
			1,116,246
Insurance-Diversified-3.2%
325,000	American International Group - 5.600%	10/18/2016	343,015

Insurance-Life-13.1%
250,000	Genworth Financial - 7.200%	02/15/2021	262,500
500,000	Protective Life Corp. - 7.375%	10/15/2019	592,632
461,000	Torchmark Corp. - 9.250%	06/15/2019	574,252
			1,429,384
Mortgage & Related Services-0.6%
66,000	Lender Processing Services, Inc. - 5.750%	04/15/2023	69,795

Personal & Commercial Lending-5.6%
307,000	Caterpillar Financial Services Corp. - 7.150%	02/15/2019	361,611
197,000	Ford Holdings, LLC - 9.375%	03/01/2020	248,240
			609,851
Healthcare - 4.0%

Healthcare-Biomedical/Genetic-1.0%
100,000	Gilead Sciences, Inc. - 3.700%	04/01/2024	102,295

Healthcare-Patient Care-3.0%
300,000	Anthem, Inc. - 5.875%	06/15/2017	325,928
Retail - 2.8%
Retail-Major Chain-0.9%
100,000	Wal-Mart Stores, Inc. - 4.500%	07/01/2015	100,000

Retail-Restaurant-1.0%
100,000	Starbucks Corp. - 3.850%	10/01/2023	105,245

Retail-Specialty-0.9%
100,000	Amazon.com, Inc. - 3.300%	12/05/2021	101,461

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2015

Varsity/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Technology - 4.2%
Computer Data Storage-0.9%
$ 100,000	Apple, Inc. - 2.850%	05/06/2021	$ 101,551

Telecommunication Service-3.3%
100,000	Comcast Corp. - 3.600%	03/01/2024	101,137
218,000	Sprint Communications - 11.500%	11/15/2021	257,240
			358,377
Utility - 6.9%
Electric Power-6.0%
200,000	Arizona Public Service Co. - 8.750%	03/01/2019	245,320
100,000	Florida Power & Light Co. - 2.750%	06/01/2023	98,137
320,000	Georgia Power Company - 2.850%	05/15/2022	314,239
			657,696
Gas/Water Distribution-0.9%
100,000	Eversource Energy - 2.800%	05/01/2023	96,265

Total Corporate Bonds (Cost $9,391,462)			9,652,184

NUMBER OF SHARES			VALUE
EXCHANGE TRADED FUNDS - 0.8%
3,700	ProShares UltraShort Lehman 7-10 Year Treasury *		90,576

Total Exchange Traded Funds (Cost $122,186)			90,576
MONEY MARKET FUNDS - 7.2%
783,851	STIT - Liquid Assets Portfolio, Institutional Class, 0.105%^		783,851
Total Money Market Funds (Cost $783,851)			783,851

Total Investments (Cost $10,297,499) (a) - 96.5%			10,526,611
Other Net Assets Less Liabilities - 3.5%			379,685
TOTAL NET ASSETS - 100.0%			$10,906,296

(a) Cost for book purposes is approximately $10,297,499. The approximate aggregate gross unrealized appreciation is $331,726, and the approximate aggregate gross unrealized depreciation is $102,614, resulting in net unrealized appreciation of $229,112. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at June 30, 2015.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities		June 30, 2015 (Unaudited)

		Monetta	Varsity/Monetta
	Monetta	Young	Intermediate
	Fund	Investor Fund	Bond Fund
Assets:
Investments at value (a)	$55,806,733	$124,084,684	$10,526,611
Receivables:
Investments sold	502,469	4,118,768	240,539
Interest and dividends	22,645	125,569	131,352
Fund shares sold	850	287,767	17,472
Prepaid expenses	14,540	19,179	16,247
Total Assets	56,347,237	128,635,967	10,932,221

Liabilities:
Payables:
Investment advisory fees (Note 2)	43,939	59,736	3,154
Distribution expense (Note 6)	-	96,967	2,705
Investments purchased	569,121	776,075	-
Fund shares redeemed	25	139,608	-
Accrued trustee fees	2,141	6,294	335
Accrued other expenses	40,557	74,777	19,731
Total Liabilities	655,783	1,153,457	25,925
Net Assets	$55,691,454	$127,482,510	$10,906,296

Analysis of net assets:
Paid in capital	41,246,572	91,767,071	10,661,192
Accumulated undistributed net investment income (loss)	(35,214)	238,415	2,477
Accumulated undistributed net realized gain on investments	6,505,839	9,424,557	13,515
Net unrealized appreciation on investments	7,974,257	26,052,467	229,112
Net Assets	$55,691,454	$127,482,510	$10,906,296
(a) Investments at cost	$47,832,476	$98,032,217	$10,297,499

Shares of beneficial interest issued outstanding	3,019,619	6,045,689	1,065,731

Net asset value, offering price and
redemption price per share	$18.44	$21.09	$10.23

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For the Six-Month Period Ended June 30, 2015 (Unaudited)

		Monetta	Varsity/Monetta
	Monetta	Young	Intermediate
	Fund	Investor Fund	Bond Fund
Investment income and expenses:
Investment income:
Interest	$1,161	$2,004	$211,208
Dividends (a)	354,076	1,036,934	-
Total investment Income	355,237	1,038,938	211,208

Expenses:
Investment advisory fees (Note 2)	263,200	374,213	18,445
Distribution expense (Note 6)	-	170,097	13,175
Transfer and shareholder servicing agent fee	47,713	116,925	7,144
Administration expense	16,570	33,223	16,292
Accounting fees	13,853	13,690	15,208
State registration fees	10,544	14,236	10,283
Custodian fees	6,954	15,789	2,159
Audit fees	6,695	6,695	7,686
Printing and postage fees	5,744	11,244	493
Compliance expense	5,665	14,529	1,026
Legal fees	5,499	13,921	883
Other expenses	4,032	5,673	765
Trustee fees	3,982	10,778	699
Total expenses	390,451	801,013	94,258
Net investment income (loss)	(35,214)	237,925	116,950

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	5,691,278	6,528,348	(971)
Net change in unrealized depreciation of investments	(3,310,728)	(3,735,598)	(103,279)
Net gain (loss) on investments	2,380,550	2,792,750	(104,250)
Net increase in net assets from operations	$2,345,336	$3,030,675	$12,700

(a) Dividends are shown net of withholding taxes in the amount of $825, $0 and $0 for the Monetta Fund, Monetta Young Investor Fund and Varsity/Monetta Intermediate Bond Fund respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets		For the Six-Month Period Ended June 30,2015 (Unaudited)
				and Year Ended December 31, 2014

			Monetta		Varsity/Monetta
	Monetta		Young Investor		Intermediate Bond
	Fund		Fund		Fund

	2015	2014	2015	2014	2015	2014

Operations:
Net investment income (loss)	$(35,214)	$(129,628)	$237,925	$595,029	$116,950	$209,564
Net realized gain (loss) on investments	5,691,278	4,873,455	6,528,348	4,908,675	(971)	14,488
Net change in unrealized appreciation
(depreciation) of investments	(3,310,728)	(949,890)	(3,735,598)	8,201,051	(103,279)	(168,835)
Net increase in net assets from operations	2,345,336	3,793,937	3,030,675	13,704,755	12,700	55,217

Distribution paid from:
Net investment income	-	-	-	(594,994)	(115,734)	(208,303)
Net realized gain	-	(5,978,728)	-	(3,084,132)	-	(7,954)
Total distributions to shareholders	-	(5,978,728)	-	(3,679,126)	(115,734)	(216,257)

From capital transactions (Note 4):
Proceeds from shares sold	299,033	1,187,924	19,748,945	60,860,627	4,677,029	5,984,001

Net asset value of shares issued through
dividend reinvestment	-	5,856,329	-	3,306,712	109,037	79,333
Cost of shares redeemed	(2,320,826)	(3,971,951)	(38,118,208)	(58,374,362)	(5,435,456)	(3,679,601)
Increase (decrease) in net assets
from capital transactions	(2,021,793)	3,072,302	(18,369,263)	5,792,977	(649,390)	2,383,733
Total increase (decrease) in net assets	323,543	887,511	(15,338,588)	15,818,606	(752,424)	2,222,693

Net assets at beginning of period	$55,367,911	$54,480,400	$142,821,098	$127,002,492	$11,658,720	$9,436,027

Net assets at end of period	$55,691,454	$55,367,911	$127,482,510	$142,821,098	$10,906,296	$11,658,720

Accumulated undistributed net
investment income (loss)	$(35,214)	$-	$238,415	$490	$2,477	$1,261

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Six Months Ended Year Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
For a share outstanding	June 30, 2015		December 31,	December 31,		December 31,		December 31,		December 31,
throughout the period are as follows:	(Unaudited)		2014	2013		2012		2011		2010

Net asset value at beginning of period	$17.68		$18.45	$14.87		$13.68		$15.86		$12.85

Investment Operations:
Net investment loss	(0.01)		(0.04)	(0.00	)(b)	(0.04)		(0.14)		(0.14)
Net realized and unrealized
gain (loss) on investments	0.77		1.39	5.18		1.47		(2.04)		3.15

Total from investment operations	0.76		1.35	5.18		1.43		(2.18)		3.01

Less Distributions:
From net investment income	-		-	-		-		-		-
From net realized gains	-		(2.12)	(1.60)		(0.24)		-		-

Total distributions	-		(2.12)	(1.60)		(0.24)		-		-

Net asset value at end of period	$18.44		$17.68	$18.45		$14.87		$13.68		$15.86

Total return	4.30	%(c)	7.15%	34.89%		10.47%		(13.75)%		23.42%
Ratios to average net assets:
Expenses - Net	1.41	%(d)	1.44%	1.51%		1.65%		1.59%		1.66%
Expenses - Gross	1.41	%(d)	1.44%	1.53	%(a)	1.70	%(a)	1.65	%(a)	1.78	%(a)
Net investment loss	(0.13	)%(d)	(0.24)%	(0.02)%		(0.27)%		(0.90)%		(0.98)%
Portfolio turnover	91.8	%(c)	137.2%	96.3%		131.8%		123.1%		172.0%
Net assets ($ in thousands)	$55,691		$55,368	$54,480		$43,799		$43,673		$54,817

(a) The gross expense ratio excludes fees paid indirectly. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

(b) Rounds to zero.

(c) Not annualized.

(d) Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Fund

	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
For a share outstanding	June 30, 2015		December 31,	December 31,		December 31,		December 31,		December 31,
throughout the period are as follows:	(Unaudited)		2014	2013		2012		2011		2010

Net asset value at beginning of period	$20.65		$19.31	$14.91		$13.20		$13.19		$10.89

Investment Operations:
Net investment income	0.04		0.09	0.15		0.15		0.06		0.08
Net realized and unrealized
gain on investments	0.40		1.79	4.74		1.79		0.13		2.49

Total from investment operations	0.44		1.88	4.89		1.94		0.19		2.57

Less Distributions:
From net investment income	-		(0.09)	(0.10)		(0.13)		(0.06)		(0.04)
From net realized gains	-		(0.45)	(0.39)		(0.10)		(0.12)		(0.23)

Total distributions	-		(0.54)	(0.49)		(0.23)		(0.18)		(0.27)

Net asset value at end of period	$21.09		$20.65	$19.31		$14.91		$13.20		$13.19

Total return	2.13	%(b)	9.67%	32.78%		14.71%		1.51%		23.68%
Ratios to average net assets:
Expenses - Net	1.18	%(c)	1.16%	1.00%		1.00%		1.00%		1.00%
Expenses - Gross	1.18	%(c)	1.19%	1.24	%(a)	1.37	%(a)	1.64	%(a)	2.11	%(a)
Net investment income	0.35	%(c)	0.42%	0.82%		1.02%		0.56%		0.69%
Portfolio turnover	29.7	%(b)	54.3%	37.0%		61.7%		65.1%		75.8%
Net assets ($ in thousands)	$127,483		$142,821	$127,002		$41,806		$21,026		$14,910

(a) The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.22%, 1.32%, 1.57% and 1.92% for the years ended December 31, 2013, 2012, 2011 and 2010 respectively. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

(b) Not annualized.

(c) Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Varsity/Monetta Intermediate Bond Fund

	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
For a share outstanding	June 30, 2015		December 31,	December 31,		December 31,		December 31,		December 31,
throughout the period are as follows:	(Unaudited)		2014	2013		2012		2011		2010

Net asset value at beginning of period	$10.33		$10.50	$10.72		$10.32		$10.58		$10.33

Investment Operations:
Net investment income	0.11		0.23	0.23		0.28		0.32		0.35
Net realized and unrealized
gain (loss) on investments	(0.10)		(0.16)	(0.18)		0.45		0.02		0.31

Total from investment operations	0.01		0.07	0.05		0.73		0.34		0.66

Less Distributions:
From net investment income	(0.11)		(0.23)	(0.23)		(0.28)		(0.32)		(0.35)
From net realized gains	-		(0.01)	(0.04)		(0.05)		(0.28)		(0.06)

Total distributions	(0.11)		(0.24)	(0.27)		(0.33)		(0.60)		(0.41)

Net asset value at end of period	$10.23		$10.33	$10.50		$10.72		$10.32		$10.58

Total return	0.12	%(b)	0.64%	0.49%		7.11%		3.25%		6.44%
Ratios to average net assets:
Expenses - Net	1.79	%(c)	1.89%	1.84%		1.60%		1.57%		1.40%
Expenses - Gross	1.79	%(c)	1.89%	1.84	%(a)	1.65	%(a)	1.65	%(a)	1.57	%(a)
Net investment income	2.22	%(c)	2.21%	2.13%		2.64%		2.97%		3.32%
Portfolio turnover	24.7	%(b)	33.3%	14.6%		38.1%		52.8%		71.1%
Net assets ($ in thousands)	$10,906		$11,659	$9,436		$10,497		$9,721		$10,907

(a) The gross expense ratio excludes fees paid indirectly. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

(b) Not annualized.

(c) Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements	June 30, 2015 (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES:
Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

Varsity/Monetta Intermediate Bond Fund. Effective November 20, 2014, the Orion/Monetta Intermediate Bond Fund changed its name to Varsity/Monetta Intermediate Bond Fund (Note 3). The objective of this Fund is high current income consistent with the preservation of capital. The Fund seeks this objective by investing primarily in marketable debt securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation
Equity securities and exchange traded funds are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation. Corporate bonds are generally valued on the basis of market quotations provided by pricing services approved by the Board. In general, third party pricing services value fixed income securities at their mean prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. The difference between the cost and fair value of such investments is reflected as unrealized appreciation or depreciation. Corporate bonds are categorized in level 2 of the fair value hierarchy. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements	June 30, 2015 (Unaudited)

(c) General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the effective interest method and included in interest income, where applicable.

(d) Expenses
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2014, there were no loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2014, the Funds had no post-October capital losses which were realized after October 31, 2014 and deferred for tax purposes to January 1, 2015. Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2011 - 2014), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax positions as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2014, the Funds did not incur any interest or penalties.

(f) Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

		Monetta Young	Varsity/Monetta
	Monetta	Investor	Intermediate
	Fund	Fund	Bond Fund
Undistributed Ordinary Income	$621,643	$15,605	$1,261
Undistributed Long-Term Capital Gain	279,368	2,881,094	14,486
Other Accumulated Gain (Loss)	-	-	-
Net Unrealized Appreciation	11,198,535	29,788,065	332,391
Total Accumulated Earnings	$12,099,546	$32,684,764	$348,138

Notes to Financial Statements	June 30, 2015 (Unaudited)

The tax character of distributions paid during the period ended June 30, 2015 and the calendar year ended December 31, 2014 were as follows:

		Monetta Young	Varsity/Monetta
	Monetta	Investor	Intermediate
2015	Fund	Fund	Bond Fund
Ordinary Income	$-	$-	$115,734
Long-Term Capital Gain	-	-	-
Total Distributions to Shareholders	$-	$-	$115,734

		Monetta Young	Varsity/Monetta
	Monetta	Investor	Intermediate
2014	Fund	Fund	Bond Fund
Ordinary Income	$708,101	$1,422,039	$208,303
Long-Term Capital Gain	5,270,627	2,257,087	7,954
Total Distributions to Shareholders	$5,978,728	$3,679,126	$216,257

(g) Fair Value Measurements
In accordance with ASC 820-10, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	June 30, 2015 (Unaudited)

The following table summarizes the respective Fund's investments at June 30, 2015, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund
Common Stocks	$51,668,953	$-	$-	$51,668,953
Exchange Traded Funds	$1,244,750	$-	$-	$1,244,750
Money Market Funds	$2,893,030	$-	$-	$2,893,030
FUND TOTAL	$55,806,733	$-	$-	$55,806,733
Monetta Young Investor Fund
Common Stocks	$56,813,210	$-	$-	$56,813,210
Exchange Traded Funds	$66,407,250	$-	$-	$66,407,250
Money Market Fund	$864,224	$-	$-	$864,224
FUND TOTAL	$124,084,684	$-	$-	$124,084,684
Varsity/Monetta Intermediate Bond Fund
Corporate Bonds	$-	$9,652,184	$-	$9,652,184
Exchange Traded Funds	$90,576	$-	$-	$90,576
Money Market Funds	$783,851	$-	$-	$783,851
FUND TOTAL	$877,427	$9,652,184	$-	$10,526,611
Refer to the Funds’ Schedules of Investments for Industry classifications.

There were no transfers between valuation levels during the six-month period ended June 30, 2015. Transfers are recognized at the end of the reporting period.

2.   RELATED PARTIES:
Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the six months ended June 30, 2015, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in	Next $200 million in	Net assets over
	net assets	net assets	$500 million
Monetta Fund	0.95%	0.90%	0.85%

Monetta Young Investor Fund		0.55% of total net assets
Varsity/Monetta Intermediate Bond Fund		0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund.

The Fund’s Adviser, Monetta Financial Services, Inc., as of June 30, 2015, owned 3,974 shares or 0.07% of the Monetta Young Investor Fund and 2,267 shares or 0.21% of the Varsity/Monetta Intermediate Bond Fund.

3.   SUB-ADVISER:
Effective November 20, 2014 through January 28, 2015, the Adviser entered into an interim Sub-Advisory agreement with Varsity Asset Management, LLC (“Varsity”) to enable Varsity to become the new sub-adviser to the Varsity/Monetta Intermediate Bond Fund. The sub-advisory fee paid to Varsity by the Adviser for the Varsity/Monetta Intermediate Bond Fund was 0.25%. Effective January 29, 2015, the Adviser entered into a definitive Sub-Advisory Agreement with Varsity to enable Varsity to continue serving as the sub-adviser to the Varsity/Monetta Intermediate Bond Fund on a non-interim basis. The Adviser pays Varsity a sub-advisory fee of 0.25%. Prior to November 20, 2014, Orion Capital Management, Inc. was the sub-adviser and was being paid 0.25%.

Notes To Financial Statements	June 30, 2015 (Unaudited)

4.   CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

		Monetta	Varsity/Monetta
	Monetta	Young Investor	Intermediate
	Fund	Fund	Bond Fund
2014 Beginning Shares	2,952,899	6,578,444	898,252
Shares sold	65,327	3,076,226	575,922
Shares issued upon dividend reinvestment	326,804	157,766	7,567
Shares redeemed	(214,049)	(2,895,098)	(353,434)
Net increase in shares outstanding	178,082	338,894	230,055
2015 Beginning Shares	3,130,981	6,917,338	1,128,307
Shares sold	16,443	948,003	451,070
Shares issued upon dividend reinvestment	-	-	10,537
Shares redeemed	(127,805)	(1,819,652)	(524,183)
Net decrease in shares outstanding	(111,362)	(871,649)	(62,576)
Ending Shares	3,019,619	6,045,689	1,065,731

5.    PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2015, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities

	Purchases	Sales	Purchases	Sales
Monetta Fund	$-	$-	$48,221,130	$50,736,324
Monetta Young Investor Fund	-	-	38,974,453	58,907,239
Varsity/Monetta Intermediate
Bond Fund	-	1,105,750	2,403,532	1,537,594

6.   DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Monetta Young Investor Fund and Varsity/Monetta Intermediate Bond Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7.   RESULTS OF SHAREHOLDER MEETING
A Special Meeting of Shareholders of the Varsity/Monetta Intermediate Bond Fund was held on January 29, 2015 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record at the close of business on December 5, 2014. At the Special Meeting, shareholders were asked to approve the following proposal, and the tabulation of the shareholder votes rendered the following result:

To approve a new Sub-Advisory Agreement between Monetta Financial Services, Inc. and Varsity Asset Management, LLC.

Votes For	Votes Against	Abstained
373,381	6,385	64,193

8.   SUBSEQUENT EVENTS EVALUATION:
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the Funds’ financial statements. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Notice to Shareholders	June 30, 2015 (Unaudited)

Proxy Voting Policies and Proxy Voting Record

The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd,. Suite 100, Wheaton, IL 60189. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

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Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

1

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)*/s/ Robert S. Bacarella
                                          Robert S. Bacarella, Chief Executive Officer

Date       8/31/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Robert S. Bacarella
                                            Robert S. Bacarella, Chief Executive Officer

Date       8/31/15

By (Signature and Title)* /s/ Robert J. Bacarella
                                           Robert J. Bacarella, Chief Financial Officer

Date       8/31/15

* Print the name and title of each signing officer under his or her signature